                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K







                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 30, 2002
                                                         ----------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


         Delaware                 333-92140                    74-2440850
------------------------  -------------------------      -----------------------
      (State or other            (Commission                 (IRS Employer
      jurisdiction of            File Number)              Identification No.)
      incorporation)


             745 7th Avenue, 7th Floor
                 New York, New York                               10019
-------------------------------------------------       ------------------------
         (Address of principal executive offices)              (Zip Code)



           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)


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ITEM 5.  Other Events.
         ------------

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-92140 (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $285,793,100 in aggregate principal amount Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 3-A, Class 4-A, Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B1-II, Class B2-II, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-18A on August 30, 2002. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated August 27, 2002, as supplemented by the Prospectus Supplement, dated August 27, 2002 (collectively, the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of August 1, 2002, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and JPMorgan Chase Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 3-A, Class 4-A, Class B1-I, Class B1-I-X, Class B2-I, Class B2-I-X, Class B1-II, Class B2-II, Class B3, Class B4, Class B5, Class B6, Class P-I, Class P-II and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of four pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $290,449,463.52 as of August 1, 2002. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.





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ITEM 7.  Financial Statements; Pro Forma Information and Exhibits.
         ---------------------------------------------------------

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

               1.1 Terms Agreement, dated August 26, 2002, between Structured Asset Securities Corporation, as Depositor and Lehman Brothers Inc., as the Underwriter.

               4.1 Trust Agreement, dated as of August 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and JPMorgan Chase Bank, as Trustee.

               99.1 Mortgage Loan Sale and Assignment Agreement, dated as of August 1, 2002, between Lehman Brothers Bank, FSB, as Seller and Structured Asset Securities Corporation, as Purchaser.

               99.2 Mortgage Loan Sale and Assignment Agreement, dated as of August 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

               99.3 Servicing Agreement, dated as of August 1, 2002, among Lehman Brothers Bank, FSB, Lehman Capital, A Division of Lehman Brothers Holdings Inc. and Aurora Loan Services Inc.

               99.4 Reconstituted Servicing Agreement, dated as of August 1, 2002, among Cendant Mortgage Corporation and Lehman Brothers Bank FSB

               99.5 Reconstituted Servicing Agreement, dated as of August 1, 2002, among Wells Fargo Home Mortgage, Inc. and Lehman Brothers Bank FSB

               99.6 Participation Servicing Agreement, dated as of January 1, 2002, among Lehman Brothers Bank FSB, Structured Asset Securities Corporation and Aurora Loan Services Inc.

               99.7 Participation Servicing Agreement, dated as of October 1, 2000, among Lehman Capital, A Division of Lehman Brothers Holdings Inc., Structured Asset Securities Corporation and Aurora Loan Services Inc.

               99.8 Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of May 29, 2001, among Lehman Brothers Bank, FSB, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

               99.9 Amendment No. 1, dated as of June 18, 2001, to the Mortgage Loan Flow Purchase, Sale & Servicing Agreement, among Lehman Brothers Bank, FSB, Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust).

               99.10 Additional Collateral Servicing Agreement, dated as of March 29, 2001, between Lehman Brothers Bank, FSB and Cendant Mortgage Corporation.

               99.11 Seller's Warranties and Servicing Agreement, dated as of December 1, 2001 (WFHM Series 2001-W44), between Lehman Brothers Bank, FSB and Wells Fargo Home Mortgage, Inc.

               99.12 Seller's Warranties and Servicing Agreement, dated as of December 1, 2001 (WFHM Series 2001-W47), between Lehman Brothers Bank, FSB and Wells Fargo Home Mortgage, Inc.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   STRUCTURED ASSET SECURITIES
                                                   CORPORATION


                                                   By: /s/ Stanley P. Labanowski
                                                       -------------------------
                                                   Name: Stanley P. Labanowski
                                                   Title: Senior Vice President

Date: September 16, 2002


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
                                                  EXHIBIT INDEX

Exhibit No.                                               Description                                  Page No.
-----------                                               -----------                                  --------
1.1                       Terms Agreement, dated August 26, 2002, between Structured Asset
                          Securities Corporation, as Depositor and Lehman Brothers Inc., as the
                          Underwriter.

4.1                       Trust Agreement, dated as of August 1, 2002, among Structured Asset
                          Securities Corporation, as Depositor,  Aurora Loan Services Inc., as
                          Master Servicer and JPMorgan Chase Bank, as Trustee.

99.1                      Mortgage Loan Sale and Assignment Agreement, dated as of August 1, 2002, between Lehman Brothers Bank, FSB, as Seller and Structured Asset
                          Securities Corporation, as Purchaser.

99.2                      Mortgage Loan Sale and Assignment Agreement, dated as of August 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as
                          Seller and Structured Asset Securities Corporation, as Purchaser.

99.3                      Servicing Agreement, dated as of August 1, 2002, among Lehman Brothers
                          Bank, FSB, Lehman Capital, A Division of Lehman Brothers Holdings Inc. and
                          Aurora Loan Services Inc.

99.4                      Reconstituted Servicing Agreement, dated as of August 1, 2002, among
                          Cendant Mortgage Corporation and Lehman Brothers Bank FSB

99.5                      Reconstituted Servicing Agreement, dated as of August 1, 2002, among Wells
                          Fargo Home Mortgage, Inc. and Lehman Brothers Bank FSB

99.6                      Participation Servicing Agreement, dated as of January 1, 2002, among
                          Lehman Brothers Bank FSB, Structured Asset Securities Corporation and
                          Aurora Loan Services Inc.

99.7                      Participation Servicing Agreement, dated as of October 1, 2000, among
                          Lehman Capital, A Division of Lehman Brothers Holdings Inc., Structured
                          Asset Securities Corporation and Aurora Loan Services Inc.

99.8                      Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of May
                          29, 2001, among Lehman Brothers Bank, FSB, Cendant Mortgage Corporation
                          and Bishop's Gate Residential Mortgage Trust (formerly known as Cendant
                          Residential Mortgage Trust)

99.9                      Amendment No. 1, dated as of June 18, 2001, to the Mortgage Loan Flow
                          Purchase, Sale & Servicing Agreement, among Lehman Brothers Bank, FSB,
                          Cendant Mortgage Corporation and Bishop's Gate Residential Mortgage Trust
                          (formerly known as Cendant Residential Mortgage Trust)

99.10                     Additional Collateral Servicing Agreement, dated as of March 29, 2001, between Lehman Brothers Bank, FSB and Cendant Mortgage Corporation

99.11                     Seller's Warranties and Servicing Agreement, dated as of December 1, 2001
                          (WFHM Series 2001-W44), between Lehman Brothers Bank, FSB and Wells Fargo
                          Home Mortgage, Inc.

99.12                     Seller's Warranties and Servicing Agreement, dated as of December 1, 2001
                          (WFHM Series 2001-W47), between Lehman Brothers Bank, FSB and Wells Fargo
                          Home Mortgage, Inc.